UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2022
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 3, 2022, Jan Kees van Gaalen agreed to serve as Chief Financial Officer, effective as of November 16, 2022.
The appointment of Jan Kees van Gaalen, age 65, as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. van Gaalen and any director or executive officer of the Company, and there are no transactions between Mr. van Gaalen and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
Mr. van Gaalen served as interim Chief Financial Officer at OneSpan, a publicly held digital agreements security software company from October 2021 until September 2022. Previously, from September 2018 to December 2019, he was Chief Financial Officer of C&J Energy Services, a large provider of oilfield services to leading energy companies with $2 billion in revenue. He helped lead the way in transforming the finance and IT functions of the business and helped execute a $450 million revolving facility before industry consolidation led to a merger with Keane Group, Inc. in 2019. Prior to C&J, from September 2015 to September 2018, Mr. van Gaalen was Chief Financial Officer of Kennametal, a leading global provider of metalworking products and tools with $2.5 billion in revenue and approximately 12,700 employees. He helped develop and execute an $80 million SG&A cost reduction plan, and helped define a $200-$300 million modernization plan for the manufacturing facilities. Mr. van Gaalen graduated with a Bachelor’s Degree in Economics from Erasmus University Rotterdam and received his MBA in Finance from the HEC School of Management in Paris.
Concurrently with Mr. van Gaalen assuming the position of Chief Financial Officer, David Hitchcock will cease to serve as Interim Chief Executive Officer. Mr. Hitchcock will remain as an advisor to the Company through December 31, 2022.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: November 8, 2022	By:	/s/ Josh McMorrow
Name: Josh McMorrow
Chief Legal Officer